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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



Date of Report                                                NOVEMBER 28, 2001
(Date of earliest event reported)                             NOVEMBER 16, 2001


                            SUCCESS BANCSHARES, INC.
             (Exact name of Registrant as specified in its charter)


                                    DELAWARE
                 (State or other jurisdiction of incorporation)


        0-23235                                      36-3497664
(Commission File Number)                (I.R.S. Employer Identification Number)



100 TRI-STATE INTERNATIONAL, SUITE 300
        LINCOLNSHIRE, ILLINOIS                                     60069-1499
(Address of principal executive offices)                            (Zip Code)



                                 (847) 279-9000
              (Registrant's telephone number, including area code)



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ITEM 5.  OTHER INFORMATION

         On November 16, 2001, BankFinancial Corporation ("BankFinancial") and Success Bancshares, Inc. ("Success") announced the merger of BankFinancial and Success would become effective at 12:01 a.m., CST, on November 17, 2001. The merger transaction, which was consummated at such time, was structured as a cash merger of a wholly owned subsidiary of BankFinancial with and into Success, followed by the merger of Success National Bank, a wholly owned subsidiary of Success, with and into BankFinancial, F.S.B., a wholly owned subsidiary of BankFinancial.

         The news release is attached hereto as Exhibit 99.1.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a)  Financial Statements of Business Acquired.

              None.

         (b)  Pro Forma Financial Information.

              None.

         (c)  Exhibits.


              99.1   News Release dated November 16, 2001









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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       SUCCESS BANCSHARES, INC.



Dated: November 28, 2001               By:  /s/ James J. Brennan
                                           -------------------------------------
                                                James J. Brennan
                                                Secretary







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